UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 3, 2016 (October 31, 2016)

Date of Report (Date of earliest event reported)

HCP, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1920 Main Street, Suite 1200

Irvine, CA 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On October 31, 2016, HCP, Inc. (the “Company”) entered into a Separation and Distribution Agreement with Quality Care Properties, Inc. (“QCP”), pursuant to which the Company completed the transfer of 338 properties, primarily comprised of the HCR ManorCare, Inc. (“HCRMC”) direct financing lease investments and an equity investment in HCRMC. to QCP distributed substantially all of the Company-owned common stock of QCP to the Company’s stockholders (the “Distribution”). QCP is now an independent public company and its common stock is listed under the symbol “QCP” on the New York Stock Exchange.

Subsequent to the Distribution, the Company will no longer consolidate the financial results of QCP for the purpose of its own financial reporting. Beginning in the fourth quarter of 2016, the historical financial results of QCP will be reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented.

Filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference are the unaudited pro forma consolidated financial statements of the Company as of September 30, 2016, for the nine months ended September 30, 2016 and 2015, and for the years ended December 31, 2015, 2014 and 2013, in each case giving effect to the Distribution. The information in Exhibit 99.1 is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(b)                                 Pro forma Financial Information.  The unaudited pro forma consolidated financial statements of the Company, as of September 30, 2016, for the nine months ended September 30, 2016 and 2015, and for the years ended December 31, 2015, 2014 and 2013, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d)                                 Exhibits.  The following exhibit is being filed herewith:

No.	Description

99.1	Unaudited pro forma consolidated financial statements as of September 30, 2016. for the nine months ended September 30, 2016 and 2015, and for the years ended December 31, 2015, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2016
HCP, Inc.
(Registrant)

	By:	/s/ Thomas M. Herzog
Thomas M. Herzog
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Unaudited pro forma consolidated financial statements as of September 30, 2016, for the nine months ended September 30, 2016 and 2015, and for the years ended December 31, 2015, 2014 and 2013